Exhibit 99.1

Viatris Announces Cash Tender Offers for Certain Outstanding Notes1

PITTSBURGH, September 4, 2024 – Viatris Inc. (NASDAQ: VTRS, “Viatris” or the “Company”) announced today that it and its subsidiaries, Mylan Inc. (“Mylan”) and Utah Acquisition Sub Inc. (“Utah Acquisition” and, together with Viatris and Mylan, the “Offerors” and each, an “Offeror”), have commenced tender offers (each individually, with respect to a series of notes, a “Tender Offer” and, collectively, the “Tender Offers”) to purchase for cash (1) any and all of the outstanding 1.650% Senior Notes due 2025 issued by Viatris (the “Viatris Notes”), (2) any and all of the outstanding 2.125% Senior Notes due 2025 issued by Mylan (the “Mylan Notes” and, together with the Viatris Notes, the “Any and All Notes”, and the tender offers with respect thereto, the “Any and All Tender Offers”) and (3) up to $450,000,000 aggregate principal amount of the outstanding 3.950% Senior Notes due 2026 issued by Utah Acquisition (the “Maximum Tender Offer Notes”, and the tender offer with respect thereto, the “Maximum Tender Offer”, and the Maximum Tender Offer Notes together with the Any and All Notes, the “Securities”).

Any and All of the Outstanding Securities Listed Below (collectively, the “Any and All Notes”)
Issuer and Offeror	Title of Security	CUSIP / ISIN / Common Code	Principal Outstanding	Maturity Date	Benchmark	Fixed Spread (basis points)	Bloomberg Reference Page
Viatris Inc. (f/k/a Upjohn Inc.)	1.650% Senior Notes due 2025	CUSIP / ISIN: 92556VAB2 / US92556VAB27	$750,000,000	June 22, 2025	2.875% UST due 6/15/2025	25bps	FIT3
Mylan Inc.	2.125% Senior Notes due 2025	ISIN / Common Code Number: XS1801129286 / 180112928	€500,000,000	May 23, 2025	BUBILL 0% 8/20/2025	30bps	FIT GEACT

Up to $450,000,000 Aggregate Principal Amount(a)
of the Outstanding Securities Listed Below
( “Maximum Tender Offer Notes”)

Issuer and Offeror	Title of Security	CUSIP/ISIN	Principal Outstanding	Maturity Date	Benchmark	Fixed Spread (basis points)	Early Tender Payment(b)(c)	Bloomberg Reference Page
Utah Acquisition Sub Inc. (successor to Mylan N.V.)	3.950% Senior Notes due 2026	Registered Notes (CUSIP / ISIN): 62854AAN4 / US62854AAN46 Rule 144A Notes (CUSIP / ISIN): 62854A AD6 / US62854AAD63 Regulation S Notes (CUSIP / ISIN): N59465AD1 / USN59465AD15	$2,250,000,000	June 15, 2026	4.125% UST due 6/15/2026	50bps	$30	FIT4

(a)
The offer with respect to the Maximum Tender Offer Notes is to purchase up to $450,000,000 aggregate principal amount of the Maximum Tender Offer Notes (the “Maximum Tender Cap”). Subject to applicable law, the Offeror reserves the right, but is under no obligation, to increase, decrease or eliminate the Maximum Tender Cap at any time and in its sole discretion.

(b)	Per $1,000 principal amount.

(c)
The Total Consideration for Maximum Tender Offer Notes validly tendered prior to or at the Early Tender Date (as defined below) and accepted for purchase is calculated using the fixed spread and is inclusive of the Early Tender Payment.

The Any and All Tender Offers will expire at 5:00 p.m., New York City time, on September 10, 2024, unless extended or earlier terminated with respect to the applicable series of Any and All Notes (the “Any and All Expiration Date”). Holders of the Any and All Notes must validly tender and not validly withdraw their Any and All Notes prior to or at the Any and All Expiration Date to be eligible to receive the applicable Total Consideration (as defined below) for such Any and All Notes.

The Maximum Tender Offer will expire at 5:00 p.m., New York City time, on October 2, 2024, unless extended or earlier terminated (the “Maximum Tender Expiration Date”). Holders of the Maximum Tender Offer Notes must validly tender and not validly withdraw their Maximum Tender Offer Notes prior to or at 5:00 p.m., New York City time, on September 17, 2024, unless extended or earlier terminated (the “Early Tender Date”), to be eligible to receive the applicable Total Consideration for such Maximum Tender Offer Notes, which is inclusive of an amount in cash equal to the amount set forth in the second table above under the heading “Early Tender Payment” (the “Early Tender Payment”). Holders of the Maximum Tender Offer Notes who validly tender their Maximum Tender Offer Notes after the Early Tender Date but prior to or at the Maximum Tender Expiration Date will be eligible to receive the Total Consideration for such Maximum Tender Offer Notes minus the Early Tender Payment (the “Late Tender Offer Consideration”).

Any Maximum Tender Offer Notes validly tendered in the Maximum Tender Offer and accepted for purchase will be accepted for purchase by the Offeror subject to the Maximum Tender Cap and therefore may be subject to proration (provided that all Maximum Tender Offer Notes tendered prior to or at the Early Tender Date will have priority over Maximum Tender Offer Notes tendered after the Early Tender Date). Subject to applicable law, the Offeror may increase, decrease or eliminate the Maximum Tender Cap, in any case, at any time and in its sole discretion.

The applicable consideration (the “Total Consideration”) payable for each $1,000 or €1,000 principal amount, as applicable, of the Any and All Notes validly tendered and accepted for payment pursuant to the Any and All Tender Offers will be determined in the manner described in the Offer to Purchase by reference to the applicable fixed spread for such series of Any and All Notes specified in the first table above plus the applicable yield based on (i) for the Viatris Notes, the bid-side price of the U.S. Treasury reference security and (ii) for the Mylan Notes, the bid-side price of the Bund reference security, in each case, as specified in the first table above, as quoted on the applicable Bloomberg Reference Page specified in the first table above at 10:00 a.m., New York City time, on September 10, 2024, unless extended or earlier terminated.

The Total Consideration payable for each $1,000 principal amount of the Maximum Tender Offer Notes validly tendered prior to or at the Early Tender Date and accepted for payment pursuant to the Maximum Tender Offer will be determined in the manner described in the Offer to Purchase by reference to the fixed spread specified in the second table above plus the applicable yield based on the bid-side price of the U.S. Treasury reference security specified in the second table above, as quoted on the Bloomberg Reference Page specified in the second table above at 10:00 a.m., New York City time, on September 18, 2024, unless extended or earlier terminated.

In addition to the Total Consideration, the Offerors will also pay accrued and unpaid interest on the Securities purchased up to, but not including, the applicable settlement date.  The settlement date for the Any and All Tender Offers will occur promptly after the Guaranteed Delivery Expiration Date (as defined in the Offer to Purchase) and is expected to be September 16, 2024. The settlement date for the Maximum Tender Offer Notes validly tendered and accepted for payment on the Early Tender Date will occur promptly after the Early Tender Date and is expected to be September 20, 2024. The settlement date for the Maximum Tender Offer Notes validly tendered and accepted for payment after the Early Tender Date will occur promptly after the Maximum Tender Expiration Date and is expected to be October 7, 2024.

Any and All Notes tendered pursuant to the Any and All Tender Offers may be withdrawn prior to or at, but not after, 5:00 p.m., New York City time, on September 10, 2024, and Maximum Tender Offer Notes tendered pursuant to the Maximum Tender Offer may be withdrawn prior to or at, but not after, 5:00 p.m., New York City time, on September 17, 2024 (such dates and times, as they may be extended with respect to a series of Any and All Notes or the Maximum Tender Offer Notes, the applicable “Withdrawal Deadline”).

After the applicable Withdrawal Deadline, you may not withdraw your tendered Securities unless the applicable Offeror amends the applicable Tender Offer in a manner that is materially adverse to the tendering holders, in which case withdrawal rights may be extended as such Offeror determines, to the extent required by law (as determined by such Offeror), as appropriate to allow tendering holders a reasonable opportunity to respond to such amendment. Additionally, the Offerors, as applicable and in their sole discretion, may extend a Withdrawal Deadline for any purpose. If a custodian bank, broker, dealer, commercial bank, trust company or other nominee holds your Securities, such nominee may have an earlier deadline or deadlines for receiving instructions for submissions and  withdrawals of Securities.

To the extent that less than all of the outstanding Viatris Notes and Mylan Notes are tendered and accepted for purchase in the Tender Offers, the Company and Mylan, respectively and as applicable, currently intend to (but are not obligated to) cause the applicable indenture corresponding to the Viatris Notes to be satisfied and discharged in accordance with the terms thereof and solely with respect to the Viatris Notes and redeem any remaining Mylan Notes in accordance with the terms of the applicable indenture corresponding to the Mylan Notes.

The Tender Offers are being made pursuant to an Offer to Purchase, dated September 4, 2024 (the “Offer to Purchase”), which sets forth a more detailed description of the Tender Offers. Holders of the Securities are urged to read the Offer to Purchase carefully before making any decision with respect to the Tender Offers.

The Offerors’ obligation to accept for payment and to pay for the Securities validly tendered in the Tender Offers is subject to the satisfaction or waiver by the applicable Offeror of a number of conditions described in the Offer to Purchase. The Tender Offers may be terminated or withdrawn in whole or terminated or withdrawn with respect to any series of the Securities, subject to applicable law. The Offerors reserve the right, subject to applicable law, to (1) waive any and all conditions to the Tender Offers, (2) extend or terminate any of the Tender Offers, (3) increase, decrease or eliminate the Maximum Tender Cap, if applicable, or (4) otherwise amend any of the Tender Offers in any respect.

The Offerors have retained Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC as lead dealer managers for the Tender Offers of the Viatris Notes and the Maximum Tender Offer Notes and Barclays Bank PLC, Citigroup Global Markets Inc. and J.P. Morgan Securities plc as lead dealer managers for the Tender Offer of the Mylan Notes (collectively, the “Dealer Managers”) for the Tender Offers. The Offerors have retained Global Bondholder Services Corporation as the tender and information agent for the Tender Offers. For additional information regarding the terms of the Tender Offers of the Viatris Notes and the Maximum Tender Offer Notes, please contact: Barclays Capital Inc. at (800) 438-3242 (toll-free) or (212) 528-7581 (collect); Citigroup Global Markets Inc. at (800) 558-3745 (toll-free) or (212) 723-6106 (collect) or J.P. Morgan Securities LLC at (866) 834-4666 (toll-free) or (212) 834-3554 (collect). For additional information regarding the terms of the Tender Offer of the Mylan Notes, please contact: Barclays Bank PLC at + 44 20 3134 8515; Citigroup Global Markets Inc. at (800) 558-3745 (toll-free) or (212) 723-6106 (collect) or J.P. Morgan Securities plc at +44 20 7134 2468 (collect). Requests for documents and questions regarding the tendering of securities may be directed to Global Bondholder Services Corporation by telephone at (212) 430-3774 (for banks and brokers only) or (855) 654-2015 (for all others, toll-free), by email at contact@gbsc-usa.com or to the Dealer Managers at their respective telephone numbers. Copies of the Offer to Purchase and other documents relating to the Tender Offers (including the Notice of Guaranteed Delivery with respect to the Any and All Tender Offers) may also be obtained at www.gbsc-usa.com/viatris/.

This announcement is for information purposes only and does not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities. The Tender Offers are being made only pursuant to the Offer to Purchase and only in such jurisdictions as is permitted under applicable law. None of the Offerors, the tender and information agent, the Dealer Managers or the trustees with respect to the Securities, nor any of their affiliates, makes any recommendation as to whether holders should tender or refrain from tendering all or any portion of their Securities in response to the Tender Offers.

Forward-Looking Statements

This release contains “forward-looking statements”. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include, without limitation, those relating to expected timing of pricing of the Tender Offers, expiration dates for the Tender Offers, Withdrawal Deadlines and settlement dates.  Forward-looking statements may often be identified by the use of words such as “will”, “may”, “could”, “should”, “would”, “project”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “potential”, “pipeline”, “intend”, “continue”, “target”, “seek” and variations of these words or comparable words. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements.  Factors that could cause or contribute to such differences include, but are not limited to: the possibility that the Company may not realize the intended benefits of, or achieve the intended goals or outlooks with respect to, its strategic initiatives (including divestitures, acquisitions, or other potential transactions) or move up the value chain by focusing on more complex and innovative products to build a more durable higher margin portfolio; the possibility that the Company may be unable to achieve intended or expected benefits, goals, outlooks, synergies, growth opportunities and operating efficiencies in connection with divestitures, acquisitions, other transactions, or restructuring programs, within the expected timeframes or at all; with respect to divestitures, failure to realize the total transaction values or proceeds, including as a result of any purchase price adjustment or a failure to achieve any conditions to the payment of any contingent consideration; goodwill or impairment charges or other losses, including but not limited to related to the divestiture or sale of businesses or assets; the Company’s failure to achieve expected or targeted future financial and operating performance and results; the potential impact of public health outbreaks, epidemics and pandemics;  actions and decisions of healthcare and pharmaceutical regulators; changes in relevant laws, regulations and policies and/or the application or implementation thereof, including but not limited to tax, healthcare and pharmaceutical laws, regulations and policies globally (including the impact of recent and potential tax reform in the U.S. and pharmaceutical product pricing policies in China); the ability to attract, motivate and retain key personnel; the Company's liquidity, capital resources and ability to obtain financing; any regulatory, legal or other impediments to the Company's ability to bring new products to market, including but not limited to “at-risk launches”; success of clinical trials and the Company's or its partners' ability to execute on new product opportunities and develop, manufacture and commercialize products; any changes in or difficulties with the Company's manufacturing facilities, including with respect to inspections, remediation and restructuring activities, supply chain or inventory or the ability to meet anticipated demand; the scope, timing and outcome of any ongoing legal proceedings, including government inquiries or investigations, and the impact of any such proceedings on the Company; any significant breach of data security or data privacy or disruptions to our IT systems; risks associated with having significant operations globally; the ability to protect intellectual property and preserve intellectual property rights; changes in third-party relationships; the effect of any changes in the Company's or its partners' customer and supplier relationships and customer purchasing patterns, including customer loss and business disruption being greater than expected following an acquisition or divestiture; the impacts of competition, including decreases in sales or revenues as a result of the loss of market exclusivity for certain products; changes in the economic and financial conditions of the Company or its partners; uncertainties regarding future demand, pricing and reimbursement for the Company's products; uncertainties and matters beyond the control of management, including but not limited to general political and economic conditions, inflation rates and global exchange rates; and inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements, and the providing of estimates of financial measures, in accordance with U.S. GAAP and related standards or on an adjusted basis. For more detailed information on the risks and uncertainties associated with Viatris, see the risks described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as amended, and our other filings with the SEC. You can access Viatris’ filings with the SEC through the SEC website at www.sec.gov or through our website, and Viatris strongly encourages you to do so.

About Viatris

Viatris Inc. (NASDAQ: VTRS) is a global healthcare company uniquely positioned to bridge the traditional divide between generics and brands, combining the best of both to more holistically address healthcare needs globally. With a mission to empower people worldwide to live healthier at every stage of life, we provide access at scale, currently supplying high-quality medicines to approximately 1 billion patients around the world annually and touching all of life’s moments, from birth to the end of life, acute conditions to chronic diseases. With our exceptionally extensive and diverse portfolio of medicines, a one-of-a-kind global supply chain designed to reach more people when and where they need them, and the scientific expertise to address some of the world’s most enduring health challenges, access takes on deep meaning at Viatris. We are headquartered in the U.S., with global centers in Pittsburgh, Shanghai and Hyderabad, India.

Contacts:

MEDIA	INVESTORS

+1.724.514.1968	Bill Szablewski
Communications@viatris.com	+1.412.707.2866
InvestorRelations@viatris.com
Jennifer Mauer	William.Szablewski@viatris.com
Jennifer.Mauer@viatris.com

Matt Klein
Matthew.Klein@viatris.com

# # #